UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 19, 2006

EQUITY RESIDENTIAL
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or other jurisdiction of incorporation or organization)	1-12252 (Commission File Number)	13-3675988 (I.R.S. Employer Identification Number)

ERP OPERATING LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Illinois (State or other jurisdiction of incorporation or organization)	0-24920 (Commission File Number)	36-3894853 (I.R.S. Employer Identification Number)

Two North Riverside Plaza, Suite 400
Chicago, Illinois  60606
(Address of principal executive offices)

Registrant’s telephone number:  (312) 474-1300

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(d)                 As previously reported on a Form 8-K filed by Equity Residential (the “Company”) and its operating partnership, ERP Operating Limited Partnership (the “Form 8-K”), on June 19, 2006, the Board of Trustees of the Company appointed John E. Neal as a Trustee of the Company’s Board of Trustees effective as of July 1, 2006, to serve until the next annual meeting of shareholders or until his successor has been elected and qualified. This amendment to the Form 8-K is filed to report that on September 15, 2006, the Board appointed Mr. Neal to serve on the Audit Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date: September 15, 2006	By:	/s/ Bruce C. Strohm
	Name:	Bruce C. Strohm
	Its:	Executive Vice President, General Counsel and Secretary

ERP OPERATING LIMITED PARTNERSHIP

	By:	Equity Residential, its general partner

Date: September 15, 2006	By:	/s/ Bruce C. Strohm
	Name:	Bruce C. Strohm
	Its:	Executive Vice President, General Counsel and Secretary